SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Pear Tree Funds
[Missing Graphic Reference]
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PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Pear Tree Funds
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773

March __, 2013

Dear Shareholder:

A Special Meeting of Shareholders of Pear Tree PanAgora Dynamic Emerging Markets Fund (the “Fund”), a series of Pear Tree Funds (the “Trust”), will be held on Tuesday, April 23, 2013, at 10:00 A.M. Eastern time (the “Meeting”) at the offices of the Trust at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

We urge you to take this opportunity to read the enclosed proxy materials and vote your shares as soon as possible. Please refer to “Questions & Answers Regarding the Special Meeting and Proposals” enclosed with this letter for some helpful information about each proposal on which you are being asked to vote and with respect to voting your shares.

At the Meeting, shareholders of the Fund will be asked to consider two important proposals regarding the Fund. To see how these proposals will affect the Fund, please carefully review the enclosed materials. The Board of Trustees of the Trust (the “Board”) unanimously approved each proposal. Accordingly, for the reasons discussed in the enclosed proxy statement, the Board unanimously recommends that shareholders vote in favor of each proposal. The Board urges all shareholders of the Fund to exercise their rights by voting FOR each proposal.

YOUR VOTE IS EXTREMELY IMPORTANT TO US, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND AND VOTE IN PERSON AT THE MEETING, PLEASE PROMPTLY FOLLOW THE ENCLOSED INSTRUCTIONS TO SUBMIT VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET.  ALTERNATIVELY, YOU MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING EACH PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE.

WE URGE YOU TO VOTE AS SOON AS POSSIBLE. IF YOU HAVE ANY QUESTION, PLEASE DO NOT HESITATE TO CALL PEAR TREE INSTITUTIONAL SERVICES TOLL-FREE AT (800) 326-2151.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend the Meeting, please vote your shares. To assure that your shares are voted at the Meeting, please return a completed, signed and dated proxy card or cards. Please vote all proxy cards that you may receive from the Fund. Your vote is vital to the outcome of the proposals being presented by the Board. Delaying voting can potentially add to the cost of this proxy solicitation. The Board therefore strongly encourages all Fund shareholders to participate in the governance of the Fund by voting as soon as possible.

On behalf of the Board, I extend its appreciation for your continued support.

Very truly yours,

/s/ Willard L. Umphrey

Willard L. Umphrey
Chairman of the Board and President

Table of Contents

QUESTIONS & ANSWERS REGARDING THE SPECIAL MEETING AND PROPOSALSi

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	iii

PROXY STATEMENT	1

PROPOSALS	3

PROPOSAL 1 — TO REMOVE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN SHARES OF ANY CLASS OF ANOTHER COMPANY, OR THE VOTING SECURITIES OF ANOTHER COMPANY, IN EXCESS OF 10 PERCENT3

PROPOSAL 2 — TO REMOVE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN SHARES OF AN UNSEASONED ISSUER AS WELL AS RESTRICTED AND ILLIQUID SECURITIES4

ADDITIONAL INFORMATION	6

QUORUM AND VOTE REQUIRED6

ADMINISTRATOR7

INVESTMENT MANAGER AND SUBADVISER7

DISTRIBUTOR7

OTHER MATTERS7

EXPENSES7

ADJOURNMENTS AND POSTPONEMENTS7

SHAREHOLDER PROPOSALS8

IMPORTANT NEWS FOR FUND SHAREHOLDERS
While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

QUESTIONS & ANSWERS REGARDING THE SPECIAL MEETING AND PROPOSALS

Q.:           Why am I receiving this Proxy Statement?
A.:           As a shareholder of Pear Tree PanAgora Dynamic Emerging Markets Fund (the “Fund”), you are being asked to approve the removal of two fundamental investment restrictions applicable to the Fund.

Q.:           Why am I being asked to vote on these proposals?
A.:           Neither proposal can be effected without shareholder approval. Your Fund’s Board has approved the proposals, believes they are in the shareholders’ best interests and recommends that you approve them.

Q.:           Will my vote make a difference?
A.:           Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all Fund shareholders to participate in the governance of the Fund.

Q.:           What am I being asked to vote “FOR” in this Proxy Statement?
A.:           Shareholders are being asked to vote “FOR” each of the following proposals:
•
In Proposal 1, shareholders of the Fund are being asked to approve the removal of the fundamental investment restriction regarding investing in shares of any class of another company, or the voting securities of another company, in excess of 10 percent.

•
In Proposal 2, shareholders of the Fund are being asked to approve the removal of the fundamental investment restriction regarding investing in securities of unseasoned issuers as well as restricted and illiquid securities.

The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

Q.:           Will this change impact how the Fund is managed?
A.:           The Board has recommended that you approve each of these proposals because the Fund is seeking the flexibility, as market conditions change over time, to invest in a greater range of securities than is currently permitted.

Q.:           What if Fund shareholders approve one proposal but not the other?
A.:           Approval of one proposal is not dependent on Fund shareholders also approving the other proposal. Thus, if Fund shareholders were to approve one proposal but not the other, the approved proposal would still take effect.

Q.:           Is the Fund paying for the preparation, printing, and mailing of this Proxy?
A.:           The Fund will pay costs attributable to this Proxy Statement, including printing, postage, mailing service and proxy solicitation costs. These costs are estimated to be approximately [________].

Q.:           Who do I call if I have questions?
A.:           If you need more information, or have any question regarding how to cast your vote, please call Pear Tree Institutional Services at (800) 326-2151.

Q.:           How do I vote my shares?
A.:           You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.  Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. You may also attend the meeting and vote in person. Even if you intend to vote in person at the meeting, we encourage you to provide voting instructions by one of the methods described above.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Pear Tree Funds
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

APRIL 23, 2013

TO THE SHAREHOLDERS:

A Special Meeting of Shareholders of Pear Tree PanAgora Dynamic Emerging Markets Fund (the “Fund”), a series of Pear Tree Funds (the “Trust”), to be held at the offices of the Trust at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, on Tuesday, April 23, 2013 at 10:00 A.M. Eastern time and at any and all adjournments or postponements thereof (the “Meeting”), for Fund shareholders to consider and vote on the following proposals, as more fully described in the accompanying Proxy Statement:

Proposal 1.	To remove the Fund’s fundamental investment restriction regarding investing in shares of any class of another company, or the voting securities of another company, in excess of 10 percent;

Proposal 2.	To remove the Fund’s fundamental investment restriction regarding unseasoned issuers as well as restricted and illiquid securities; and

Proposal 3.                      To transact such other business as may properly come before the Meeting.

The Board of Trustees of the Trust recommends that you vote “FOR” all Proposals on which you are being asked to vote.

Shareholders of record of the Fund at the close of business on March 1, 2013 are entitled to notice of, and will be entitled to vote at, the Meeting.  The enclosed Proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees of Pear Tree Funds.

Kelly J. Lavari
Clerk of the Trust
Lincoln, Massachusetts

March __, 2013

IMPORTANT

Shareholders are cordially invited to attend the Meeting.   In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Meeting.  The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

Please refer to your proxy card for instructions of how to cast your vote.  You may submit voting instructions by signing and dating the proxy card and returning it in the accompanying postage-paid return envelope.  No postage is required if you use the accompanying envelope to mail the proxy card in the U.S.  Alternatively, promptly follow the instructions on the enclosed proxy card to submit voting instructions by telephone or over the Internet, even if you plan to attend and vote in person at the meeting.

The Board of Trustees recommends that you vote “FOR” each proposal.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Pear Tree Funds
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
APRIL 23, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of Pear Tree Funds, a Massachusetts business trust (the “Trust”), for use at the Special Meeting of Shareholders of Pear Tree PanAgora Dynamic Emerging Markets Fund, a series of the Trust (the “Fund”), to be held at the offices of the Trust at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, on Tuesday, April 23, 2013 at 10:00 A.M. Eastern time and at any and all adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting dated March __, 2013.

The Board of Trustees has determined that the proposals to be considered at the meeting affect only the interests of the Fund. As a result, only shareholders of the Fund will be entitled to vote at the Meeting.

All properly executed proxies received prior to the Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Clerk of the Trust at the principal executive offices of the Trust at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card.  Merely attending the Meeting, however, will not revoke any previously executed proxy.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

The Board of Trustees has fixed the close of business on March 1, 2013 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about March __, 2013.

As of the record date, there were outstanding ________________ shares of beneficial interest in the Fund, of which ______________ were Ordinary shares and ___________ were Institutional shares.  Shares of the Fund, however, shall be voted in the aggregate and not by individual classes. Each whole share of the Fund shall be entitled to one vote and each fractional share of the Fund shall be entitled to a proportionate fractional vote. To the Trust’s knowledge, no person beneficially owns more than 5 percent of the outstanding shares of any class of the Fund’s shares of beneficial interests, other than as listed in the below table:

Title of Class	Name and Address of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percent of Class

To the Trust’s knowledge, no Trustee or executive officer beneficially owns any of the outstanding shares of any class of the Fund, other than as listed in the below table:

Title of Class	Name of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percent of Class

Copies of the annual report of the Fund for the fiscal year ended March 31, 2012 and the semi-annual report of the Fund for the six-month period ended September 30, 2012, including financial statements, have been mailed to Fund shareholders. The Fund will furnish, without charge, a copy of the Fund’s 2012 Annual Report and 2012 Semi-Annual Report to any shareholder who requests them by contacting Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773; toll-free telephone number (800) 326-2151; e-mail – info@peartreefunds.com.

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to a shareholder’s residence for the shareholder and any other member of a shareholder’s household who has an account with the Fund. If a shareholder wishes to revoke his or her consent to this practice, he or she may do so by notifying Pear Tree Institutional Services by phone at (800) 326-2151 or in writing at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after Pear Tree Institutional Services receives a shareholder’s notice. If shareholders sharing an address are currently receiving multiple copies of these documents and would prefer to receive a single copy, each may request a single copy by notifying Pear Tree Institutional Services at the number or address listed above.

PROPOSALS

BACKGROUND

The Investment Company Act of 1940 (the “1940 Act”) requires a registered investment company, such as the Fund, to have certain specific investment policies that can be changed only with shareholder approval. An investment company may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as “fundamental” investment policies or “fundamental” investment restrictions.

Two of the Fund’s current fundamental investment restrictions unnecessarily limit the investment strategies available to the Fund.  These proposals, if adopted as proposed, would remove those fundamental investment restrictions. Changes to the Fund’s fundamental investment restrictions would benefit the Fund and its shareholders by providing the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment.

Each proposal relates to a particular fundamental restriction. Shareholders are being asked to vote separately on each proposal. Each approved proposal will take effect as soon as reasonably practicable following approval at the Meeting. If a proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment restriction will be adopted by the Fund, even if the other proposal is not approved. If shareholders do not approve a proposal, the current investment restriction or restrictions contained in that proposal will remain in effect. While Proposals 1 and 2 are intended to, among other things, provide the Fund with greater flexibility, the Fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment strategies, objectives and policies.

PROPOSAL 1 — TO REMOVE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN SHARES OF ANY CLASS OF ANOTHER COMPANY, OR THE VOTING SECURITIES OF ANOTHER COMPANY, IN EXCESS OF 10 PERCENT

The Fund currently may not, without violating a fundamental investment restriction:

“[p]urchase any security if as a result [the Fund] would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer . . .”.

The Board proposes that the above restriction be removed in its entirety.

Rationale

The 1940 Act does not require that investment policies or restrictions on the amount that a fund may invest in a single issuer be fundamental policies or restrictions.  Instead, the 1940 Act requires every mutual fund, such as the Fund, to state whether it is “diversified” - with respect to 75 percent of its assets, investments in a single issuer are limited to 5 percent of the fund’s total assets and the fund may not hold more than 10 percent of the outstanding voting securities of an issuer - or “non-diversified.”

The Fund’s current fundamental investment restriction unnecessarily prevents the Fund from holding large percentages of an issuer’s voting securities, even when the Fund’s investment manager and sub-adviser believe that larger percentages are in the best interests of the Fund and its shareholders.  As a diversified1 mutual fund, the Fund is limited to holding no more than 10 percent of the outstanding voting securities of an issuer, but only with respect to 75 percent of the Fund’s total assets.  The Fund’s current fundamental investment restriction also prohibits the Fund from holding no more than 10 percent of the outstanding voting securities of an issuer, but with respect to 100 percent of the Fund’s total assets.   Removing the restriction would allow the Fund’s investment manager and sub-adviser more flexibility in managing the Fund’s portfolio, at least with respect to up to 25 percent of the Fund’s total assets.

It may be considered more risky for a fund to hold large positions in a single issuer because of the possibility of exercising control over the issuer.  The Fund, however, currently has another fundamental investment restriction that prohibits it from making investments for the purpose of exercising control.  If the Fund wishes to remove the restriction relating to the exercise of control, it would have to seek Fund shareholder approval.

The Board recommends that you vote “FOR” Proposal 1.

PROPOSAL 2 — TO REMOVE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN SHARES OF AN UNSEASONED ISSUER AS WELL AS RESTRICTED AND ILLIQUID SECURITIES

The Fund currently may not, without violating a fundamental investment restriction:

“[p]urchase any security if as a result [the Fund] would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities . . .”.

The Board proposes that the above restriction be removed in its entirety.

Rationale

The 1940 Act does not require that a mutual fund have a fundamental policy relating to investments in unseasoned issuers.  Unseasoned issuers are start-up companies or other newly-launched enterprises with shorter operating histories. Compared to more established or larger companies, unseasoned issuers are more likely to have more erratic businesses, more limited product lines and distribution channels, fewer capital resources and more limited management depth. Securities of unseasoned issuers are more likely to experience sharper swings in market value and be less liquid than those of more established companies.

The 1940 Act also does not require that a mutual fund have a fundamental policy relating to investments in “restricted securities,” that is, securities with legal or contractual limitations on transfer, which typically cannot be resold to the public.  There has historically been a concern that restricted securities may be difficult for a mutual fund to sell at approximately the value at which the fund is carrying the investment.  Restricted securities, however, may or may not be illiquid. Some restricted securities are actively traded among institutional investors and thus highly liquid in the marketplace.

The 1940 Act also does not require that a mutual fund have a fundamental policy relating to illiquid securities, which includes repurchase agreements maturing in more than seven days.  The current SEC staff position generally limits a mutual fund’s purchases of illiquid securities to 15 percent of the fund’s net assets.  If the SEC staff position or other interpretations about purchases of illiquid securities were to change, the Fund might not be able to take advantage of that change without seeking shareholder approval.  If this fundamental policy is removed, the Fund would remain subject to the current position of the SEC’s staff with respect to the purchase of illiquid securities until that position is changed.

The risks of purchasing illiquid securities include the risk that the Fund may not be able to dispose of them in a timely manner or at the prices at which they are valued. This could restrict the Fund’s ability to raise cash for other investments or to respond to shareholder redemption requests.  These securities may also be difficult to value accurately.

The Board recommends that you vote “FOR” Proposal 2.

1
The Fund currently is changing its classification from non-diversified to diversified.  This Proposal 1 is being presented to Fund shareholders as if the Fund were diversified.  Shareholder approval of this Proposal 1 will not take effect until the Fund has been reclassified as diversified.

ADDITIONAL INFORMATION

QUORUM AND VOTE REQUIRED

Quorum.  A majority of shares entitled to vote shall be a quorum for the transaction of business at the Meeting.  Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and “broker non-votes,” will be counted as present in the determination of a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

Voting.  The removal of the Fund’s fundamental investment restrictions (Proposals 1 and 2) requires the vote of the lesser of: (a) 67 percent or more of the shares of the Fund represented at a meeting, if the holders of more than 50 percent of the outstanding Fund shares are present in person or by proxy, or (b) more than 50 percent of the outstanding shares of the Fund.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings.  The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to either proposal.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (that is, a “service agent”) that has entered into a service agreement with the Fund or the distributor of the Fund’s shares, the service agent may be the record holder of your shares.  At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.  Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

ADMINISTRATOR

Pear Tree Advisors, Inc. (the “Administrator”), serves as the administrator for the Trust. The Administrator’s principal business office is located at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

INVESTMENT MANAGER AND SUBADVISER

Pear Tree Advisors, Inc. (the “Manager”) serves as the investment manager for the Fund. The Manager’s principal business office is located at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.  PanAgora Asset Management, Inc. (the “Subadviser”) serves as the subadviser for the Fund. The Subadviser’s principal business office is located at 470 Atlantic Avenue, Boston, Massachusetts 02210.

DISTRIBUTOR

U.S. Boston Capital Corporation (the “Distributor”) serves as the distributor for the Fund. The Distributor’s principal business office is located at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts, 01773.

OTHER MATTERS

The Board of Trustees of the Trust knows of no matter to be presented at the meeting other than those matters specified in the accompanying Notice of Special Meeting of the Shareholders of Pear Tree PanAgora Dynamic Emerging Markets Fund.  However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

The Fund will bear all of the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Special Meeting and this Proxy Statement. These costs are estimated to be [_________]. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund’s shares of beneficial interests.

ADJOURNMENTS AND POSTPONEMENTS

The Second Amended and Restated Agreement and Declaration of Trust of the Trust authorizes adjournments of the Meeting whether or not a quorum is present. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting, without the necessity of further notice.

SHAREHOLDER PROPOSALS

The Trust is not required to hold meetings of shareholders, unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act.  It is the present intention of the Board of Trustees of the Trust not to hold meetings of shareholders unless such shareholder action is required.

Any shareholder who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to the Trust at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. The proposal must be received by the Trust within a reasonable period of time before the Board of Trustees makes the solicitation relating to such meeting in order to be included in the proxy statement and form of proxy relating to such meeting, or be brought before such meeting without being included in the proxy statement.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

*         *         *

 By Order of the Board of Trustees of Pear Tree Funds.

Kelly J. Lavari
Clerk of the Trust
Lincoln, Massachusetts

March __, 2013

[Form of Proxy]

Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
_____________________________________________________________________________________________
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF PEAR TREE FUNDS.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

1.    To remove the Fund's fundamental investment restriction regarding investing in shares of any class of another company, or the voting securities of another company, in excess of 10 percent

2.    To remove the Fund's fundamental investment restriction regarding unseasoned issuers as well as restricted and illiquid securities

TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

For ☐ ☐	Against ☐ ☐	Abstain ☐ ☐
PLEASE SIGN, DATE AND MAIL IN ENCLOSED POSTAGE-PAID ENVELOPE.
Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

2173830.8